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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  April 5, 2004
                                (Date of report)

                             FRANKLIN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

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
              Michigan                                0-50078                             38-2606280
-------------------------------------    ----------------------------------    ----------------------------------
  (State or other jurisdiction             (Commission file number)                    (I.R.S. employer
          of incorporation)                                                           identification no.)

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                           24725 West Twelve Mile Road
                           ---------------------------
                    (Address of principal executive offices)


                                 (248) 358-4710
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

     On April 6, 2004, Franklin Bancorp, Inc. announced, as set forth in the press release attached as Exhibit 99.1 and incorporated herein by reference, that at a special meeting of its shareholders held on April 5, 2004, the shareholders approved, by the affirmative vote of a majority of the outstanding common shares, the Agreement and Plan of Merger, dated as of November 10, 2003 and as amended on February 3, 2004, between Franklin Bancorp and First Place Financial Corp. pursuant to which Franklin Bancorp will merge with and into First Place. Franklin Bancorp expects that the merger will receive all necessary regulatory approvals, and that the merger will become effective in the latter part of the second calendar quarter.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)       Exhibits.

         Exhibit No.       Description

         99.1 Press Release of Franklin Bancorp, Inc., dated April 6, 2004 announcing Franklin Bancorp, Inc. shareholder approval of merger with First Place Financial Corp.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FRANKLIN BANCORP, INC.


      Date:  April 7, 2004              By:      /s/ Craig L. Johnson
                                        --------------------------------------
                                        Craig L. Johnson
                                        President and Chief Executive Officer



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                                  EXHIBIT INDEX


         99.1 Press Release of Franklin Bancorp, Inc., dated April 6, 2004 announcing Franklin Bancorp, Inc. shareholder approval of merger with First Place Financial Corp.